EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2021 RESULTS
First Quarter Net Loss Attributable to Common Stockholders was $(91.6) Million
Completed $200 Million Strategic Corporate Financing with Option to Upsize to $450 Million
Company Had Positive Comparable Hotel EBITDA of $6.0 Million in the First Quarter

DALLAS – May 4, 2021 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2021 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2021 with the first quarter ended March 31, 2020 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed in 2020 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders was $(91.6) million or $(1.10) per diluted share for the quarter.
•Comparable RevPAR for all hotels decreased 50.9% to $47.51 during the quarter.
•Adjusted EBITDAre was $(5.2) million for the quarter, the best performing quarter since the first quarter of 2020.
•Adjusted funds from operations (AFFO) was $(0.30) per diluted share for the quarter.
•The Company ended the quarter with cash and cash equivalents of $225.4 million and restricted cash of $67.7 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $11.8 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•During the quarter, the Company completed a $200 million corporate financing with the ability to upsize to $450 million.
•During the quarter, the Company announced that it signed a modification agreement improving loan extension terms on its $395 million JP Morgan 8 Loan Pool representing 8 hotels.
•During the quarter, the Company announced that it signed a modification agreement improving loan extension terms on its $419 million MS 17 Loan Pool representing 17 hotels.

AHT Reports First Quarter Results

May 4, 2021

•Subsequent to quarter end, the Company announced that it signed a modification agreement improving loan extension terms on its $240 million Renaissance Nashville/Westin Princeton Pool representing 2 hotels.
•Subsequent to quarter end, the Company published an updated investor presentation that can be found on the Investor page of its website at www.ahtreit.com.
•Capex invested during the quarter was $9.1 million.

STRATEGIC FINANCING
On January 15, 2021, the Company announced that it completed the previously announced strategic financing (“Loan”). The Company drew down $200 million on the Loan at that time and has the option to draw down an additional $250 million, if needed. At this time, the Company believes it may not need to draw down any additional proceeds.

The Loan has a 3-year term with two, 1-year extension options subject to certain fees and tests. The Loan also allows the Company the option to accrue (and not pay in cash) the interest expense for up to two years, and the lender will be eligible to receive an exit fee that may be paid by the Company in either cash or warrants. For reporting purposes, the warrants associated with this exit fee are included in the Company’s fully diluted share count.

CAPITAL STRUCTURE
At March 31, 2021, the Company had total loans of $3.9 billion with a blended average interest rate of 4.1%.

The Company has been actively exchanging its preferred stock for common stock. To date, the Company has exchanged 13.0 million shares of its preferred stock, approximately 58% of its preferred shares prior to initiating the exchanges and representing approximately $325 million of par value, into 85.0 million shares of common stock.

The Company has also been opportunistically raising equity capital to delever its balance sheet. During the fourth quarter of 2020 and into the first quarter of 2021, the Company issued approximately 10.4 million shares of common stock under its first equity line raising approximately $25.1 million in proceeds. During the first quarter, the Company also issued 13.7 million shares of common stock under its Standby Equity Distribution Agreement, or SEDA, for approximately $40.6 million in proceeds. The Company recently completed its second equity line issuing 20.5 million shares of common stock for approximately $43.6 million in proceeds. In total, the Company has raised approximately $89 million this year from the sale of its common stock, providing significant liquidity.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the first quarter ending March 31, 2021. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company also did not pay a dividend on its preferred stock for the first quarter ending March 31, 2021.

PORTFOLIO REVPAR
As of March 31, 2021, the portfolio consisted of 102 hotels.

•Comparable RevPAR decreased 50.9% to $47.51 for all hotels on a 31.4% decrease in ADR and a 28.4% decrease in occupancy.

AHT Reports First Quarter Results

May 4, 2021

“I’m pleased to report that our portfolio generated positive Hotel EBITDA in the first quarter,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “We’ve taken decisive actions to enhance our liquidity and deleverage our balance sheet, and we believe our attractive hotel portfolio is well-positioned to capitalize on the industry recovery we are already seeing. We’ve enhanced our operational and financial flexibility by securing forbearance agreements on $3.6 billion of loans and exchanging approximately $325 million of our preferred equity for common equity. We have also ensured substantial access to capital and ample liquidity for multiple years via a long-term capital agreement for up to $450 million. Further, we’ve materially reduced our monthly cash utilization, handed back uneconomic assets to lenders, significantly delevered our balance sheet, and have no significant debt maturities until 2024-2025, assuming extensions are exercised. Looking ahead, the lodging industry is showing clear signs of improvement, our geographically diverse portfolio is well-positioned with high exposure to transient leisure customers, and we believe our improved liquidity profile and ongoing deleveraging initiatives position us to capitalize on this recovery.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, May 5, 2021, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Wednesday, May 12, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13717718.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2021 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, May 5, 2021, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or

AHT Reports First Quarter Results

May 4, 2021

expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2021	December 31, 2020
ASSETS
Investments in hotel properties, net	$3,364,584	$3,426,982
Cash and cash equivalents	225,357	92,905
Restricted cash	67,734	74,408
Accounts receivable, net of allowance of $271 and $441, respectively	33,320	21,760
Inventories	2,340	2,447
Notes receivable, net	8,408	8,263
Investment in OpenKey	2,674	2,811
Deferred costs, net	6,805	1,851
Prepaid expenses	17,884	18,401
Derivative assets, net	195	263
Operating lease right-of-use assets	44,808	45,008
Other assets	20,394	23,303
Intangible assets, net	797	797
Due from Ashford Inc., net	1,506	—
Due from related parties, net	8,177	5,801
Due from third-party hotel managers	11,847	9,383
Total assets	$3,816,830	$3,734,383

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,899,091	$3,728,911
Accounts payable and accrued expenses	95,647	99,954
Accrued interest payable	43,630	98,685
Dividends and distributions payable	236	868
Due to Ashford Inc., net	—	13,383
Due to third-party hotel managers	436	184
Intangible liabilities, net	2,237	2,257
Operating lease liabilities	45,184	45,309
Derivative liabilities	42,402	—
Other liabilities	5,210	5,336
Total liabilities	4,134,073	3,994,887

Redeemable noncontrolling interests in operating partnership	24,683	22,951
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,678,772 and 1,791,461 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	17	18
Series F Cumulative Preferred Stock, 2,037,824 and 2,891,440 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	20	29
Series G Cumulative Preferred Stock, 3,172,279 and 4,422,623 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	32	44
Series H Cumulative Preferred Stock, 2,002,137 and 2,668,637 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	20	27
Series I Cumulative Preferred Stock, 1,999,575 and 3,391,349 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	20	34
Common stock, $0.01 par value, 400,000,000 shares authorized, 110,140,224 and 64,362,505 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	1,101	644
Additional paid-in capital	1,845,180	1,808,875
Accumulated deficit	(2,188,401)	(2,093,292)
Total shareholders' equity (deficit) of the Company	(342,011)	(283,621)
Noncontrolling interests in consolidated entities	85	166
Total equity (deficit)	(341,926)	(283,455)
Total liabilities and equity/deficit	$3,816,830	$3,734,383

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
REVENUE
Rooms	$97,114	$215,807
Food and beverage	7,903	47,950
Other	10,428	17,348
Total hotel revenue	115,445	281,105
Other	385	772
Total revenue	115,830	281,877
EXPENSES
Hotel operating expenses
Rooms	23,724	52,466
Food and beverage	6,527	34,901
Other expenses	55,769	103,794
Management fees	5,527	10,549
Total hotel operating expenses	91,547	201,710
Property taxes, insurance and other	17,471	20,472
Depreciation and amortization	57,627	66,350
Impairment charges	—	27,613
Advisory services fee:
Base advisory fee	8,735	8,917
Reimbursable expenses	1,591	1,831
Non-cash stock/unit-based compensation	1,835	4,551
Corporate, general and administrative:
Non-cash stock/unit-based compensation	26	142
Other general and administrative	6,971	3,350
Total operating expenses	185,803	334,936
Gain (loss) on disposition of assets and hotel properties	(69)	3,623
OPERATING INCOME (LOSS)	(70,042)	(49,436)
Equity in earnings (loss) of unconsolidated entities	(137)	(79)
Interest income	13	611
Other income (expense), net	229	1,522
Interest expense, net of discount amortization	(28,370)	(50,503)
Amortization of loan costs	(4,894)	(6,582)
Write-off of premiums, loan costs and exit fees	(3,379)	(95)
Unrealized gain (loss) on marketable securities	—	(1,477)
Unrealized gain (loss) on derivatives	919	4,422
INCOME (LOSS) BEFORE INCOME TAXES	(105,661)	(101,617)
Income tax benefit (expense)	271	(303)
NET INCOME (LOSS)	(105,390)	(101,920)
(Income) loss attributable to noncontrolling interest in consolidated entities	81	48
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,271	17,671
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(103,038)	(84,201)
Preferred dividends	818	(10,644)
Gain (loss) on extinguishment of preferred stock	10,635	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(91,585)	$(94,845)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.10)	$(9.40)
Weighted average common shares outstanding – basic	83,046	10,047
Diluted:
Net income (loss) attributable to common stockholders	$(1.10)	$(9.40)
Weighted average common shares outstanding – diluted	83,046	10,047
Dividends declared per common share:	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(105,390)	$(101,920)
Interest expense and amortization of discounts and loan costs, net	33,264	57,085
Depreciation and amortization	57,627	66,350
Income tax expense (benefit)	(271)	303
Equity in (earnings) loss of unconsolidated entities	137	79
Company's portion of EBITDA of OpenKey	(135)	(78)
EBITDA	(14,768)	21,819
Impairment charges on real estate	—	27,613
(Gain) loss on disposition of assets and hotel properties	69	(3,623)
EBITDAre	(14,699)	45,809
Amortization of unfavorable contract liabilities	53	49
Write-off of premiums, loan costs and exit fees	3,379	95
Other (income) expense, net	(229)	(1,491)
Transaction and conversion costs	1,509	741
Legal, advisory and settlement costs	2,647	145
Unrealized (gain) loss on marketable securities	—	1,477
Unrealized (gain) loss on derivatives	(919)	(4,422)
Dead deal costs	689	101
Uninsured remediation costs	374	—
Non-cash stock/unit-based compensation	1,944	4,906
Company's portion of adjustments to EBITDAre of OpenKey	10	6
Adjusted EBITDAre	$(5,242)	$47,416
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income (loss)	$(105,390)	$(101,920)
(Income) loss attributable to noncontrolling interest in consolidated entities	81	48
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,271	17,671
Preferred dividends	818	(10,644)
Gain (loss) on extinguishment of preferred stock	10,635	—
Net income (loss) attributable to common stockholders	(91,585)	(94,845)
Depreciation and amortization on real estate	57,590	66,298
(Gain) loss on disposition of assets and hotel properties	69	(3,623)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,271)	(17,671)
Equity in (earnings) loss of unconsolidated entities	137	79
Impairment charges on real estate	—	27,613
Company's portion of FFO of OpenKey	(136)	(79)
FFO available to common stockholders and OP unitholders	(36,196)	(22,228)
(Gain) loss on extinguishment of preferred stock	(10,635)	—
Write-off of premiums, loan costs and exit fees	3,379	95
Other (income) expense, net	(229)	(1,491)
Transaction and conversion costs	1,883	741
Legal, advisory and settlement costs	2,647	145
Unrealized (gain) loss on marketable securities	—	1,477
Unrealized (gain) loss on derivatives	(919)	(4,422)
Dead deal costs	689	101
Uninsured remediation costs	374	—
Non-cash stock/unit-based compensation	1,944	4,906
Amortization of credit facility exit fee	2,449	—
Amortization of loan costs	4,891	6,580
Company's portion of adjustments to FFO of OpenKey	10	6
Adjusted FFO available to common stockholders and OP unitholders	$(29,713)	$(14,090)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.30)	$(1.17)
Weighted average diluted shares	99,600	12,010

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2021
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (12)	Comparable TTM EBITDA Debt Yield
KEYS Pool A - 7 hotels	June 2021	LIBOR + 3.65%	$—	$180,720	$180,720	(2)	$3,008	1.7%
KEYS Pool B - 7 hotels	June 2021	LIBOR + 3.39%	—	174,400	174,400	(2)	(1,940)	(1.1)%
KEYS Pool C - 5 hotels	June 2021	LIBOR + 3.73%	—	221,040	221,040	(2)	(6,127)	(2.8)%
KEYS Pool D - 5 hotels	June 2021	LIBOR + 4.02%	—	262,640	262,640	(2)	4,962	1.9%
KEYS Pool E - 5 hotels	June 2021	LIBOR + 2.73%	—	160,000	160,000	(2)	768	0.5%
KEYS Pool F - 5 hotels	June 2021	LIBOR + 3.68%	—	215,120	215,120	(2)	(3,640)	(1.7)%
Morgan Stanley Pool - 17 hotels	November 2021	LIBOR + 3.00%	—	419,000	419,000	(3)	(4,365)	(1.0)%
GACC Gateway - 1 hotel	November 2021	6.26%	81,896	—	81,896		(4,626)	(5.6)%
JPMorgan Chase La Posada - 1 hotel	November 2021	LIBOR + 2.55%	—	25,000	25,000	(4)	(381)	(1.5)%
JPMorgan Chase - 8 hotels	February 2022	LIBOR + 3.07%	—	395,000	395,000	(5)	(6,461)	(1.6)%
BAML Princeton/Nashville - 2 hotels	March 2022	LIBOR + 2.75%	—	240,000	240,000	(6)	(7,557)	(3.1)%
BAML Highland Pool - 19 hotels	April 2022	LIBOR + 3.20%	—	914,281	914,281	(7)	(18,058)	(2.0)%
Morgan Stanley Ann Arbor - 1 hotel	July 2022	LIBOR + 3.95%	—	33,200	33,200	(8)	(1,344)	(4.0)%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,944	97,944		(5,144)	(5.3)%
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	16,100	(9)	58	0.4%
Aareal Le Pavillon - 1 hotel	January 2023	LIBOR + 3.40%	—	37,000	37,000	(10)	(1,843)	(5.0)%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450	73,450		(1,468)	(2.0)%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,674	—	6,674		260	3.9%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,740	—	9,740		844	8.7%
Oaktree Capital Term Loan	January 2024	16.00%	206,663	—	206,663	(11)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,260	—	6,260		(252)	(4.0)%
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881	8,881		(173)	(1.9)%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,721	—	11,721		165	1.4%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,438	—	23,438		375	1.6%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,369	—	19,369		(480)	(2.5)%
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,098	—	50,098		489	1.0%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66	24,281	—	24,281		1,685	6.9%
Total			$440,140	$3,473,776	$3,913,916		$(51,245)	(1.3)%
Percentage			11.2%	88.8%	100.0%
Weighted average interest rate (1)			10.30%	3.34%	4.12%
All indebtedness is non-recourse.
(1)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2020.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2020.
(4)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2020. This mortgage loan has a LIBOR floor of 1.25%.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in February 2021.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in March 2021.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in April 2021.
(8)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(12)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2021
(dollars in thousands)
(unaudited)

	2021	2022	2023	2024	2025	Thereafter	Total
GACC Gateway - 1 hotel	$78,430	$—	$—	$—	$—	$—	$78,430
Prudential Boston Back Bay - 1 hotel	—	97,000	—	—	—	—	97,000
Aareal Hilton Alexandria - 1 hotel	—	—	73,450	—	—	—	73,450
Morgan Stanley Ann Arbor - 1 hotel	—	—	33,200	—	—	—	33,200
JPMorgan Chase La Posada - 1 hotel	—	—	25,000	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	9,036	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	6,191	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	5,767	—	—	5,767
Southside Bank Ashton - 1 hotel	—	—	—	8,881	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	—	10,755	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	21,522	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	419,000	—	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	15,781	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	—	36,200	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	—	395,000	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	45,298	—	45,298
BAML Pool 5 - 2 hotels	—	—	—	—	17,421	—	17,421
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	22,030	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	907,030	—	907,030
KEYS Pool A - 7 hotels	—	—	—	—	180,720	—	180,720
KEYS Pool B - 7 hotels	—	—	—	—	174,400	—	174,400
KEYS Pool C - 5 hotels	—	—	—	—	221,040	—	221,040
KEYS Pool D - 5 hotels	—	—	—	—	262,640	—	262,640
KEYS Pool E - 5 hotels	—	—	—	—	160,000	—	160,000
KEYS Pool F - 5 hotels	—	—	—	—	215,120	—	215,120
Oaktree Capital Term Loan	—	—	—	—	—	206,663	206,663
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	78,430	97,000	131,650	496,933	2,636,899	446,663	3,887,575
Scheduled amortization payments remaining	15,136	3,387	3,712	3,805	301	—	26,341
Total indebtedness	$93,566	$100,387	$135,362	$500,738	$2,637,200	$446,663	$3,913,916

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$96,485	$(7)	$96,478	$214,776	$(16,197)	$198,579	(55.08)%	(51.42)%
RevPAR	$47.48	$(6.17)	$47.51	$94.81	$76.25	$96.73	(49.92)%	(50.89)%
Occupancy	42.17%	—%	42.19%	58.45%	54.06%	58.90%	(27.85)%	(28.36)%
ADR	$112.59	$—	$112.59	$162.21	$141.04	$164.22	(30.59)%	(31.44)%

NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2021	2020	% Variance
Total hotel revenue	$114,621	$279,703	(59.02)%
Non-comparable adjustments	(8)	(18,455)
Comparable total hotel revenue	$114,613	$261,248	(56.13)%

Hotel EBITDA	$5,819	$65,790	(91.16)%
Non-comparable adjustments	199	(2,344)
Comparable hotel EBITDA	$6,018	$63,446	(90.51)%
Hotel EBITDA margin	5.08%	23.52%	(18.44)%
Comparable hotel EBITDA margin	5.25%	24.29%	(19.04)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(1)	$37	(102.70)%
Hotel EBITDA attributable to the Company and OP unitholders	$5,820	$65,753	(91.15)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$6,019	$63,409	(90.51)%
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2020	2020	2020	2020	2020	2020	2020	2020	2020
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$114,621	$(8)	$114,613	$89,432	$(8)	$89,424	$92,519	$(3,650)	$88,869	$42,709	$(3,938)	$38,771
Hotel EBITDA	$5,819	$199	$6,018	$(9,260)	$246	$(9,014)	$(9,632)	$1,002	$(8,630)	$(43,473)	$3,854	$(39,619)
Hotel EBITDA margin	5.08%		5.25%	(10.35)%		(10.08)%	(10.41)%		(9.71)%	(101.79)%		(102.19)%

EBITDA % of total TTM	(10.3)%		(11.7)%	16.4%		17.6%	17.0%		16.8%	76.9%		77.3%

JV interests in EBITDA	$(1)	$—	$(1)	$(3)	$—	$(3)	$27	$—	$27	$(22)	$—	$(22)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total hotel revenue	$339,281	$(7,604)	$331,677
Hotel EBITDA	$(56,546)	$5,301	$(51,245)
Hotel EBITDA margin	(16.67)%		(15.45)%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$1	$—	$1
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2021	2021	2021	2020	2020	2020	% Variance	% Variance
Atlanta, GA Area	9	1,426	$60.77	$—	$60.77	$108.33	$—	$108.33	(43.9)%	(43.9)%
Boston, MA Area	2	705	25.83	—	25.83	81.53	(52.62)	90.14	(68.3)%	(71.3)%
Dallas / Ft. Worth, TX Area	7	1,526	44.93	—	44.93	95.04	—	95.04	(52.7)%	(52.7)%
Houston, TX Area	3	692	51.31	—	51.31	81.08	—	81.08	(36.7)%	(36.7)%
Los Angeles, CA Metro Area	6	1,619	58.82	—	58.82	110.04	—	110.04	(46.5)%	(46.5)%
Miami, FL Metro Area	2	414	92.98	—	92.98	152.16	(114.20)	168.11	(38.9)%	(44.7)%
Minneapolis - St. Paul, MN-WI Area	2	520	16.37	(6.17)	16.62	62.08	(82.47)	50.74	(73.6)%	(67.2)%
Nashville, TN Area	1	673	34.09	—	34.09	155.74	—	155.74	(78.1)%	(78.1)%
New York / New Jersey Metro Area	6	1,743	16.30	—	16.30	76.81	(100.32)	72.62	(78.8)%	(77.6)%
Orlando, FL Area	2	524	56.52	—	56.52	103.49	(93.17)	107.63	(45.4)%	(47.5)%
Philadelphia, PA Area	3	648	36.46	—	36.46	62.53	—	62.53	(41.7)%	(41.7)%
San Diego, CA Area	2	410	48.62	—	48.62	89.63	—	89.63	(45.8)%	(45.8)%
San Francisco - Oakland, CA Metro Area	7	1,547	47.04	—	47.04	114.31	—	114.31	(58.8)%	(58.8)%
Tampa, FL Area	2	571	94.02	—	94.02	127.19	—	127.19	(26.1)%	(26.1)%
Washington D.C. - MD - VA Area	9	2,426	40.19	—	40.19	92.62	—	92.62	(56.6)%	(56.6)%
Other Areas	39	7,125	52.26	—	52.26	87.49	(63.59)	91.31	(40.3)%	(42.8)%
Total Portfolio	102	22,569	$47.48	$(6.17)	$47.51	$94.81	$76.25	$96.73	(49.9)%	(50.9)%
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2021	2021	2021		2020	2020	2020		% Variance	% Variance
Atlanta, GA Area	9	1,426	$776	$—	$776	12.9%	$4,354	$—	$4,354	6.9%	(82.2)%	(82.2)%
Boston, MA Area	2	705	(1,963)	—	(1,963)	(32.6)%	(1)	27	26	—%	(196,200.0)%	(7,650.0)%
Dallas / Ft. Worth, TX Area	7	1,526	712	—	712	11.8%	5,806	—	5,806	9.2%	(87.7)%	(87.7)%
Houston, TX Area	3	692	358	—	358	5.9%	2,017	—	2,017	3.2%	(82.3)%	(82.3)%
Los Angeles, CA Metro Area	6	1,619	1,447	—	1,447	24.0%	5,697	—	5,697	9.0%	(74.6)%	(74.6)%
Miami, FL Metro Area	2	414	780	—	780	13.0%	3,993	(881)	3,112	4.9%	(80.5)%	(74.9)%
Minneapolis - St. Paul, MN-WI Area	2	520	(1,046)	187	(859)	(14.3)%	(730)	381	(349)	(0.6)%	(43.3)%	(146.1)%
Nashville, TN Area	1	673	(475)	—	(475)	(7.9)%	5,074	—	5,074	8.0%	(109.4)%	(109.4)%
New York / New Jersey Metro Area	6	1,743	(2,786)	—	(2,786)	(46.3)%	1,330	(66)	1,264	2.0%	(309.5)%	(320.4)%
Orlando, FL Area	2	524	554	—	554	9.2%	2,566	(590)	1,976	3.1%	(78.4)%	(72.0)%
Philadelphia, PA Area	3	648	(181)	—	(181)	(3.0)%	354	—	354	0.6%	(151.1)%	(151.1)%
San Diego, CA Area	2	410	353	—	353	5.9%	964	—	964	1.5%	(63.4)%	(63.4)%
San Francisco - Oakland, CA Metro Area	7	1,547	610	—	610	10.1%	5,184	—	5,184	8.2%	(88.2)%	(88.2)%
Tampa, FL Area	2	571	1,846	—	1,846	30.7%	3,571	—	3,571	5.6%	(48.3)%	(48.3)%
Washington D.C. - MD - VA Area	9	2,426	(103)	—	(103)	(1.7)%	4,540	—	4,540	7.2%	(102.3)%	(102.3)%
Other Areas	39	7,125	4,937	12	4,949	82.3%	21,071	(1,215)	19,856	31.2%	(76.6)%	(75.1)%
Total Portfolio	102	22,569	$5,819	$199	$6,018	100.0%	$65,790	$(2,344)	$63,446	100.0%	(91.2)%	(90.5)%
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2021
(in thousands, except share price)
(unaudited)

March 31, 2021
Common stock shares outstanding	110,140
Partnership units outstanding	2,113
Combined common stock shares and partnership units outstanding	112,253
Common stock price	$2.95
Market capitalization	$331,146
Series D cumulative preferred stock	$41,969
Series F cumulative preferred stock	$50,946
Series G cumulative preferred stock	$79,307
Series H cumulative preferred stock	$50,053
Series I cumulative preferred stock	$49,989
Indebtedness	$3,913,916
Joint venture partner's share of consolidated indebtedness	$(1,940)
Net working capital (see below)	$(223,163)
Total enterprise value (TEV)	$4,292,223

Cash and cash equivalents	$225,321
Restricted cash	$67,555
Accounts receivable, net	$33,308
Prepaid expenses	$17,874
Due from third-party hotel managers, net	$11,414
Due from affiliates, net	$9,581
Total current assets	$365,053

Accounts payable, net & accrued expenses	$141,654
Dividends and distributions payable	$236
Total current liabilities	$141,890

Net working capital*	$223,163
* Includes the Company’s pro rata share of net working capital in joint ventures.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2020	2020	2020	March 31, 2021
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$(52,353)	$(76,878)	$(59,307)	$(144,344)	$(332,882)
Non-property adjustments	69	6,246	(20,029)	27,463	13,749
Interest income	(6)	(7)	(6)	(14)	(33)
Interest expense	1,367	1,279	6,012	8,125	16,783
Amortization of loan costs	272	305	489	547	1,613
Depreciation and amortization	57,426	58,286	62,708	64,812	243,232
Income tax expense (benefit)	—	111	—	(19)	92
Non-hotel EBITDA ownership expense	(956)	1,398	501	(43)	900
Hotel EBITDA including amounts attributable to noncontrolling interest	5,819	(9,260)	(9,632)	(43,473)	(56,546)
Non-comparable adjustments	199	246	1,002	3,854	5,301
Comparable hotel EBITDA	$6,018	$(9,014)	$(8,630)	$(39,619)	$(51,245)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(52,353)	$(205)	$(52,832)	$(105,390)
Non-property adjustments	69	—	(69)	—
Interest income	(6)	—	6	—
Interest expense	1,367	—	27,003	28,370
Amortization of loan cost	272	—	4,622	4,894
Depreciation and amortization	57,426	152	49	57,627
Income tax expense (benefit)	—	—	(271)	(271)
Non-hotel EBITDA ownership expense	(956)	13	943	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,819	(40)	(20,549)	(14,770)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1	—	(1)	—
Equity in (earnings) loss of unconsolidated entities	—	—	137	137
Company's portion of EBITDA of OpenKey	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$5,820	$(40)	$(20,548)	$(14,768)
Non-comparable adjustments	199
Comparable hotel EBITDA	$6,018
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(76,878)	$(419)	$(60,293)	$(137,590)
Non-property adjustments	6,246	—	(6,246)	—
Interest income	(7)	—	7	—
Interest expense	1,279	—	30,020	31,299
Amortization of loan cost	305	—	3,616	3,921
Depreciation and amortization	58,286	155	49	58,490
Income tax expense (benefit)	111	—	73	184
Non-hotel EBITDA ownership expense	1,398	6	(1,404)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,260)	(258)	(34,178)	(43,696)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	3	—	(3)	—
Equity in (earnings) loss of unconsolidated entities	—	—	169	169
Company's portion of EBITDA of Ashford Inc.	—	—		—
Company's portion of EBITDA of OpenKey	—	—	(169)	(169)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,257)	$(258)	$(34,181)	$(43,696)
Non-comparable adjustments	246
Comparable hotel EBITDA	$(9,014)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(59,307)	$(530)	$(91,789)	$(151,626)
Non-property adjustments	(20,029)	—	20,029	—
Interest income	(6)	—	6	—
Interest expense	6,012	—	58,498	64,510
Amortization of loan cost	489	—	1,995	2,484
Depreciation and amortization	62,708	153	48	62,909
Income tax expense (benefit)	—	—	366	366
Non-hotel EBITDA ownership expense	501	4	(505)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,632)	(373)	(11,352)	(21,357)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(27)	—	27	—
Equity in (earnings) loss of unconsolidated entities	—	—	121	121
Company's portion of EBITDA of Ashford Inc.	—	—		—
Company's portion of EBITDA of OpenKey	—	—	(121)	(121)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,659)	$(373)	$(11,325)	$(21,357)
Non-comparable adjustments	1,002
Comparable hotel EBITDA	$(8,630)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(144,344)	$(678)	$(97,064)	$(242,086)
Non-property adjustments	27,463	—	(27,463)	—
Interest income	(14)	—	14	—
Interest expense	8,125	—	76,419	84,544
Amortization of loan cost	547	—	2,991	3,538
Depreciation and amortization	64,812	156	48	65,016
Income tax expense (benefit)	(19)	—	(2,169)	(2,188)
Non-hotel EBITDA ownership expense	(43)	2	41	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(43,473)	(520)	(47,183)	(91,176)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	22	—	(22)	—
Equity in (earnings) loss of unconsolidated entities	—	—	79	79
Company's portion of EBITDA of Ashford Inc.	—	—		—
Company's portion of EBITDA of OpenKey	—	—	(78)	(78)
Hotel EBITDA attributable to the Company and OP unitholders	$(43,451)	$(520)	$(47,204)	$(91,175)
Non-comparable adjustments	3,854
Comparable hotel EBITDA	$(39,619)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(35,819)	$120	$(66,221)	$(101,920)
Non-property adjustments	23,990	—	(23,990)	—
Interest income	(37)	—	37	—
Interest expense	4,843	—	45,660	50,503
Amortization of loan cost	553	—	6,029	6,582
Depreciation and amortization	66,139	162	49	66,350
Income tax expense (benefit)	19	—	284	303
Non-hotel EBITDA ownership expense	6,102	17	(6,119)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	65,790	299	(44,271)	21,818
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(37)	—	37	—
Equity in (earnings) loss of unconsolidated entities	—	—	79	79
Company's portion of EBITDA of Ashford Inc.	—	—		—
Company's portion of EBITDA of OpenKey	—	—	(78)	(78)
Hotel EBITDA attributable to the Company and OP unitholders	$65,753	$299	$(44,233)	$21,819
Non-comparable adjustments	(2,344)
Comparable hotel EBITDA	$63,446
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(3,017)	$(4,631)	$(3,722)	$(983)	$(2,154)	$(1,012)	$(2,081)	$(2,725)	$(7,194)
Non-property adjustments	—	—	—	—	—	—	124	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	3	217	—	—	—	—	—	—	—
Amortization of loan costs	8	69	—	—	—	—	—	—	—
Depreciation and amortization	3,871	2,582	4,296	1,347	3,698	1,738	915	2,551	4,639
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(89)	(200)	139	(6)	(96)	54	(4)	(301)	(230)
Hotel EBITDA including amounts attributable to noncontrolling interest	776	(1,963)	712	358	1,447	780	(1,046)	(475)	(2,786)
Non-comparable adjustments	—	—	—	—	—	—	187	—	—
Comparable hotel EBITDA	$776	$(1,963)	$712	$358	$1,447	$780	$(859)	$(475)	$(2,786)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,080)	$(1,510)	$(352)	$(3,460)	$493	$(7,485)	$(11,440)	$(52,353)
Non-property adjustments	—	—	—	—	(55)	—	—	69
Interest income	—	—	—	—	—	(1)	(2)	(6)
Interest expense	—	—	—	241	—	443	463	1,367
Amortization of loan costs	—	—	—	36	—	62	97	272
Depreciation and amortization	1,605	1,324	706	3,599	1,437	7,458	15,660	57,426
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	29	5	(1)	194	(29)	(580)	159	(956)
Hotel EBITDA including amounts attributable to noncontrolling interest	554	(181)	353	610	1,846	(103)	4,937	5,819
Non-comparable adjustments	—	—	—	—	—	—	12	199
Comparable hotel EBITDA	$554	$(181)	$353	$610	$1,846	$(103)	$4,949	$6,018
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(605)	$(4,438)	$1,038	$476	$1,398	$1,604	$(3,109)	$1,665	$(6,278)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(2)	—	(3)	—	(4)	—	(2)
Interest expense	158	885	—	—	—	—	—	—	2,057
Amortization of loan costs	49	59	—	—	—	—	—	—	189
Depreciation and amortization	3,968	3,147	4,600	1,440	4,153	2,236	2,091	2,654	4,810
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	785	346	170	101	149	153	292	755	554
Hotel EBITDA including amounts attributable to noncontrolling interest	4,354	(1)	5,806	2,017	5,697	3,993	(730)	5,074	1,330
Non-comparable adjustments	—	27	—	—	—	(881)	381	—	(66)
Comparable hotel EBITDA	$4,354	$26	$5,806	$2,017	$5,697	$3,112	$(349)	$5,074	$1,264

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$173	$(1,176)	$149	$1,056	$1,923	$(5,252)	$(24,443)	$(35,819)
Non-property adjustments	—	—	—	—	—	—	23,990	23,990
Interest income	(2)	—	(1)	(7)	—	(6)	(9)	(37)
Interest expense	—	—	—	293	—	766	684	4,843
Amortization of loan costs	—	—	—	15	—	59	182	553
Depreciation and amortization	2,245	1,446	786	3,557	1,549	7,993	19,464	66,139
Income tax expense (benefit)	—	—	—	—	—	—	19	19
Non-hotel EBITDA ownership expense	150	84	30	270	99	980	1,184	6,102
Hotel EBITDA including amounts attributable to noncontrolling interest	2,566	354	964	5,184	3,571	4,540	21,071	65,790
Non-comparable adjustments	(590)	—	—	—	—	—	(1,215)	(2,344)
Comparable hotel EBITDA	$1,976	$354	$964	$5,184	$3,571	$4,540	$19,856	$63,446
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(3,372)	$(9,471)	$(20,919)	$(6,508)	$(12,719)	$(20,621)	$(79,194)	$(29,739)	$(27,563)	$(5,429)	$(1,448)
Non-property adjustments	—	—	—	—	—	—	(180)	(352)	—	—	—
Interest income	(9)	(5)	—	—	—	—	—	(9)	(4)	—	—
Interest expense	—	—	—	—	—	—	—	—	3	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,263	7,267	14,686	11,268	13,270	16,823	61,490	25,566	20,965	5,914	1,757
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	101	211	106	202	217	158	(197)	136	138	4	66
Hotel EBITDA including amounts attributable to noncontrolling interest	3,008	(1,940)	(6,127)	4,962	768	(3,640)	(18,081)	(4,365)	(6,461)	489	375
Non-comparable adjustments	—	—	—	—	—	—	23	—	—	—	—
Comparable hotel EBITDA	$3,008	$(1,940)	$(6,127)	$4,962	$768	$(3,640)	$(18,058)	$(4,365)	$(6,461)	$489	$375

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(1,004)	$(1,224)	$(20,481)	$(6,875)	$(3,953)	$(698)	$(2,035)	$(16,141)	$(15,312)	$(1,225)	$(2,993)
Non-property adjustments	—	—	—	(125)	—	—	—	220	—	—	—
Interest income	(1)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	2,331	—	—	323	4,163	—	—	711
Amortization of loan costs	—	—	—	243	—	—	58	257	—	—	294
Depreciation and amortization	536	1,301	13,430	2,999	2,599	492	1,563	6,308	11,146	2,038	1,573
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(11)	88	(506)	(41)	10	33	149	49	(460)	31	34
Hotel EBITDA including amounts attributable to noncontrolling interest	(480)	165	(7,557)	(1,468)	(1,344)	(173)	58	(5,144)	(4,626)	844	(381)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(480)	$165	$(7,557)	$(1,468)	$(1,344)	$(173)	$58	$(5,144)	$(4,626)	$844	$(381)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(7,665)	$(654)	$(339)	$(1,724)	$34,256	$16,248	$(32,243)	$(43,214)	$(8,623)	$(332,882)
Non-property adjustments	—	—	—	—	(37,617)	(19,675)	28,778	36,077	6,623	13,749
Interest income	—	—	—	—	—	—	—	—	(5)	(33)
Interest expense	1,639	—	—	2,006	3	—	—	5,604	—	16,783
Amortization of loan costs	375	—	—	88	—	—	—	298	—	1,613
Depreciation and amortization	3,645	402	609	1,188	2,675	2,280	1,702	822	655	243,232
Income tax expense (benefit)	—	(10)	(14)	—	—	—	—	—	—	92
Non-hotel EBITDA ownership expense	163	10	4	127	108	50	(40)	(71)	31	900
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,843)	(252)	260	1,685	(575)	(1,097)	(1,803)	(484)	(1,319)	(56,546)
Non-comparable adjustments	—	—	—	—	575	1,097	1,803	484	1,319	5,301
Comparable hotel EBITDA	$(1,843)	$(252)	$260	$1,685	$—	$—	$—	$—	$—	$(51,245)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$91	$(1,957)	$(4,075)	$(507)	$(2,831)	$(5,162)	$(14,288)	$(3,333)	$(4,224)	$(597)	$(132)
Non-property adjustments	—	—	—	—	—	—	(55)	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(3)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,490	1,717	3,602	2,615	3,321	4,441	15,104	5,940	5,081	1,445	419
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	57	143	85	37	(70)	(291)	(284)	(191)	6	42	2
Hotel EBITDA including amounts attributable to noncontrolling interest	1,636	(98)	(388)	2,145	420	(1,012)	477	2,413	864	890	289
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,636	$(98)	$(388)	$2,145	$420	$(1,012)	$477	$2,413	$864	$890	$289

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(217)	$(265)	$(3,973)	$(1,213)	$(1,000)	$(95)	$(474)	$(2,845)	$(2,094)	$(192)	$(675)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	443	—	—	3	217	—	—	167
Amortization of loan costs	—	—	—	62	—	—	8	69	—	—	—
Depreciation and amortization	133	322	3,305	751	623	98	390	1,569	2,603	506	459
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	12	65	(286)	7	1	9	114	(63)	(494)	—	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(72)	122	(954)	50	(376)	12	41	(1,053)	15	314	(36)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(72)	$122	$(954)	$50	$(376)	$12	$41	$(1,053)	$15	$314	$(36)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,636)	$(129)	$(118)	$(57)	$—	$—	$1	$—	$(356)	$(52,353)
Non-property adjustments	—	—	—	—	—	—	—	—	124	69
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	295	—	—	241	—	—	—	—	—	1,367
Amortization of loan costs	97	—	—	36	—	—	—	—	—	272
Depreciation and amortization	919	94	140	308	—	—	—	—	31	57,426
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	4	3	85	—	—	—	—	1	(956)
Hotel EBITDA including amounts attributable to noncontrolling interest	(288)	(31)	25	613	—	—	1	—	(200)	5,819
Non-comparable adjustments	—	—	—	—	—	—	(1)	—	200	199
Comparable hotel EBITDA	$(288)	$(31)	$25	$613	$—	$—	$—	$—	$—	$6,018
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(791)	$(2,422)	$(4,763)	$(1,397)	$(4,014)	$(4,617)	$(18,366)	$(7,625)	$(6,914)	$(1,103)	$(211)
Non-property adjustments	—	—	—	—	—	—	—	(352)	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,534	1,793	3,579	2,737	3,286	4,147	15,209	6,260	5,202	1,451	444
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	(25)	35	112	104	330	61	87	134	111	(64)	45
Hotel EBITDA including amounts attributable to noncontrolling interest	741	(537)	(1,072)	1,444	(398)	(409)	(3,070)	(1,552)	(1,603)	284	278
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$741	$(537)	$(1,072)	$1,444	$(398)	$(409)	$(3,065)	$(1,552)	$(1,603)	$284	$278

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(173)	$(214)	$(4,388)	$(1,584)	$(967)	$(66)	$(360)	$(3,603)	$(3,373)	$(423)	$(443)
Non-property adjustments	—	—	—	(125)	—	—	—	243	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	406	—	—	103	245	—	—	(154)
Amortization of loan costs	—	—	—	61	—	—	8	69	—	—	49
Depreciation and amortization	133	325	3,356	743	634	118	392	1,573	2,832	509	374
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(28)	19	317	(16)	9	12	14	23	(68)	40	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(68)	130	(715)	(515)	(324)	64	157	(1,450)	(609)	126	(161)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(68)	$130	$(715)	$(515)	$(324)	$64	$157	$(1,450)	$(609)	$126	$(161)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,618)	$(162)	$(108)	$(219)	$—	$27	$10	$11	$(7,002)	$(76,878)
Non-property adjustments	—	—	—	—	—	(15)	(10)	—	6,505	6,246
Interest income	—	—	—	—	—	—	—	—	—	(7)
Interest expense	259	—	—	420	—	—	—	—	—	1,279
Amortization of loan costs	96	—	—	22	—	—	—	—	—	305
Depreciation and amortization	910	95	144	298	—	—	—	—	208	58,286
Income tax expense (benefit)	—	—	(5)	—	—	—	—	—	—	111
Non-hotel EBITDA ownership expense	74	18	—	16	—	—	—	3	22	1,398
Hotel EBITDA including amounts attributable to noncontrolling interest	(279)	(49)	31	537	—	12	—	14	(267)	(9,260)
Non-comparable adjustments	—	—	—	—	—	(12)	—	(14)	267	246
Comparable hotel EBITDA	$(279)	$(49)	$31	$537	$—	$—	$—	$—	$—	$(9,014)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(770)	$(1,980)	$(5,084)	$(1,637)	$(1,056)	$(5,191)	$(19,062)	$(7,483)	$(7,026)	$(1,589)	$(390)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(3)	(1)	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,548	1,848	3,720	2,881	3,326	4,255	15,524	6,561	5,310	1,485	447
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	15	(40)	10	(20)	247	211	(27)	(122)	13	14
Hotel EBITDA including amounts attributable to noncontrolling interest	826	(118)	(1,404)	1,254	2,250	(689)	(3,327)	(951)	(1,837)	(91)	71
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$826	$(118)	$(1,404)	$1,254	$2,250	$(689)	$(3,327)	$(951)	$(1,837)	$(91)	$71

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(177)	$(244)	$(5,793)	$(1,960)	$(935)	$(205)	$(383)	$(4,566)	$(4,587)	$(188)	$(923)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	941	—	—	103	1,818	—	—	501
Amortization of loan costs	—	—	—	61	—	—	7	60	—	—	147
Depreciation and amortization	118	327	3,382	768	695	131	391	1,583	2,882	511	375
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(6)	3	(66)	(4)	8	9	7	107	38	(11)	12
Hotel EBITDA including amounts attributable to noncontrolling interest	(65)	86	(2,477)	(194)	(232)	(65)	125	(998)	(1,667)	312	112
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(65)	$86	$(2,477)	$(194)	$(232)	$(65)	$125	$(998)	$(1,667)	$312	$112

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,931)	$(81)	$15	$(203)	$64,786	$18,244	$(30,207)	$(38,237)	$(464)	$(59,307)
Non-property adjustments	—	—	—	—	(65,223)	(19,660)	28,788	36,077	(11)	(20,029)
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	345	—	—	698	1	—	—	1,604	—	6,012
Amortization of loan costs	94	—	—	15	—	—	—	105	—	489
Depreciation and amortization	909	100	148	291	881	1,058	761	284	208	62,708
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	34	(2)	1	16	76	41	(25)	(83)	(6)	501
Hotel EBITDA including amounts attributable to noncontrolling interest	(549)	17	164	817	521	(317)	(683)	(250)	(273)	(9,632)
Non-comparable adjustments	—	—	—	—	(521)	317	683	250	273	1,002
Comparable hotel EBITDA	$(549)	$17	$164	$817	$—	$—	$—	$—	$—	$(8,630)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(1,902)	$(3,112)	$(6,997)	$(2,967)	$(4,818)	$(5,651)	$(27,478)	$(11,298)	$(9,399)	$(2,140)	$(715)
Non-property adjustments	—	—	—	—	—	—	(125)	—	—	—	—
Interest income	(2)	(2)	—	—	—	—	—	(2)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,691	1,909	3,785	3,035	3,337	3,980	15,653	6,805	5,372	1,533	447
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	18	18	(51)	51	(23)	141	(211)	220	143	13	5
Hotel EBITDA including amounts attributable to noncontrolling interest	(195)	(1,187)	(3,263)	119	(1,504)	(1,530)	(12,161)	(4,275)	(3,885)	(594)	(263)
Non-comparable adjustments	—	—	—	—	—	—	18	—	—	—	—
Comparable hotel EBITDA	$(195)	$(1,187)	$(3,263)	$119	$(1,504)	$(1,530)	$(12,143)	$(4,275)	$(3,885)	$(594)	$(263)

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(437)	$(501)	$(6,327)	$(2,118)	$(1,051)	$(332)	$(818)	$(5,127)	$(5,258)	$(422)	$(952)
Non-property adjustments	—	—	—	—	—	—	—	(23)	—	—	—
Interest income	(1)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	541	—	—	114	1,883	—	—	197
Amortization of loan costs	—	—	—	59	—	—	35	59	—	—	98
Depreciation and amortization	152	327	3,387	737	647	145	390	1,583	2,829	512	365
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	11	1	(471)	(28)	(8)	3	14	(18)	64	2	(4)
Hotel EBITDA including amounts attributable to noncontrolling interest	(275)	(173)	(3,411)	(809)	(412)	(184)	(265)	(1,643)	(2,365)	92	(296)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(275)	$(173)	$(3,411)	$(809)	$(412)	$(184)	$(265)	$(1,643)	$(2,365)	$92	$(296)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(2,480)	$(282)	$(128)	$(1,245)	$(30,530)	$(2,023)	$(2,047)	$(4,988)	$(801)	$(144,344)
Non-property adjustments	—	—	—	—	27,606	—	—	—	5	27,463
Interest income	—	—	—	—	—	—	—	—	(5)	(14)
Interest expense	740	—	—	647	2	—	—	4,000	—	8,125
Amortization of loan costs	88	—	—	15	—	—	—	193	—	547
Depreciation and amortization	907	113	177	291	1,794	1,222	941	538	208	64,812
Income tax expense (benefit)	—	(10)	(9)	—	—	—	—	—	—	(19)
Non-hotel EBITDA ownership expense	18	(10)	—	10	32	9	(15)	9	14	(43)
Hotel EBITDA including amounts attributable to noncontrolling interest	(727)	(189)	40	(282)	(1,096)	(792)	(1,121)	(248)	(579)	(43,473)
Non-comparable adjustments	—	—	—	—	1,096	792	1,121	248	579	3,854
Comparable hotel EBITDA	$(727)	$(189)	$40	$(282)	$—	$—	$—	$—	$—	$(39,619)
NOTES:
(1)    The above comparable information assumes the 102 hotel properties owned and included in the Company’s operations at March 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.